Exhibit 2.14

                     SALES REPRESENTATIVE SERVICES AGREEMENT
                     ---------------------------------------

     THIS SALES REPRESENTATIVE SERVICES AGREEMENT, dated April 25, 2002 (the "Agreement"), is entered into by and between Spectrum Organic Products, Inc., a California corporation ("Spectrum"), and Organic Ingredients, Inc., a California corporation ("Buyer"), a wholly-owned subsidiary of Acirca, Inc., a Delaware corporation ("Acirca").

     WHEREAS, Spectrum, Buyer and Acirca have entered into an Asset Purchase Agreement, dated as of the date hereof (the "Asset Purchase Agreement"), whereby Spectrum has agreed to sell and Buyer has agreed to purchase certain assets of Spectrum;

     WHEREAS, the Asset Purchase Agreement contemplates the transfer of certain activities from Spectrum to Buyer (the "Transfer") and such transfer requires the provision of certain sales representative services by Buyer; and

     WHEREAS, as a condition to Spectrum entering into the Asset Purchase Agreement, Buyer has agreed to provide Spectrum with certain sales representative services necessary to efficiently complete the Transfer with minimal disruption to Spectrum's customers and suppliers.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

     2. Services.

        (a) Sales Representative; Authorization. Subject to the terms and conditions hereof, Spectrum hereby designates and appoints Buyer its exclusive sales representative for the sale, marketing and collection of proceeds relating to the sale of Spectrum's inventory of roasted and regular garlic puree, muscat grape juice concentrate, single strength pear puree, pink grapefruit concentrate, single strength pink grapefruit juice, single strength celery juice, and orange juice concentrate (each, an "Inventory Item"), and Buyer hereby accepts such appointment. A schedule of the amount of each Inventory Item held by Spectrum as of the date hereof is attached hereto as Exhibit A. In connection with such appointment, Buyer, or any agent of Buyer, is hereby authorized to take all action reasonably necessary or desirable to effect the sale of the Inventory Items and collection of the proceeds arising out any such sales; provided, however, that Buyer and his agents, contractors or affiliates shall not make any representation regarding the Inventory Items other than those authorized by Spectrum. Buyer shall use its commercially reasonable efforts to sell the Inventory Items to potential buyers, abide by all the terms and conditions herein and diligently perform its obligations hereunder. Buyer further agrees to keep all sums obtained from the sale of the Inventory Items (other than the Fee (as defined herein)) in trust for Spectrum until paid out as Net Proceeds pursuant to Section 4(b) hereof. Spectrum shall be responsible for storing, shipping and delivering the Inventory Items as provided herein,

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including without limitation payment of all freight costs, distribution costs and storage/warehousing costs. Spectrum shall use its commercially reasonable efforts to take all action and to do all things necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement.

        (b) Sales Procedure; Collection. All sales shall be affected by a purchase order executed by the purchaser in a form reasonably acceptable to Spectrum (each, a "Purchase Order"). Upon receipt of a Purchase Order, Buyer shall deliver to Spectrum a true and correct copy of such Purchase Order. Upon receipt of any Purchaser Order, Spectrum shall confirm to Buyer in writing Spectrum's agreement to deliver the Inventory Items set forth in such Purchase Order in accordance with the terms set forth therein. Buyer shall collect all proceeds arising out of the sale of the Inventory Items, and shall remit such proceeds to Spectrum in accordance with Section 4(b) hereof; provided, however, in no event shall Buyer be liable for any purchaser's failure to pay.

        (c) Pricing. Each sale shall be at a price approved by Spectrum, which approval shall not be unreasonably withheld or delayed.

     3. Communication. The parties agree that specified points of contact for both Buyer and Spectrum are critical to this transition. The contacts for each party are set forth below:

        (a)      Primary Contacts.
                 Buyer:   William Urich
                 Spectrum:  Robert Fowles

        (b)      Service Contacts.
                 Buyer:  Joseph Stern
                 Spectrum:  Larry Lawton

     4. Service Charges. (a) Buyer shall invoice Spectrum once monthly for all reasonable out-of-pocket costs actually incurred by Buyer in connection with the provision of the Services including without limitation travel, meals and lodging of Buyer employees ("Out-of-Pocket Costs"); provided, however, in no event shall such costs include overhead costs incurred by Buyer, including without limitation compensation of Buyer employees, all of which costs shall be the sole responsibility of Buyer. Spectrum shall reimburse Buyer for Out-of-Pocket Costs within thirty (30) days of Spectrum's receipt of the related invoice.

     (b) Buyer shall act as Spectrum's sales representative hereunder in exchange for a fee (the "Fee") equal to 3% of the gross sales of the Inventory Items during the Term (as defined herein). The Fee shall be deducted from any collected proceeds arising out of the sale of the Inventory Items prior to any distribution of any monies to Spectrum. The remaining collected proceeds after the Fee is deducted shall be called the "Net Proceeds." Within thirty (30) days after the last day of each calendar month, Buyer shall remit to Spectrum the Net Proceeds for such month.

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     5. Quality of Inventory Items. Spectrum represents, warrants and agrees that:

        (a) Spectrum has not violated, nor is in violation of, the applicable provisions of the federal Food, Drug and Cosmetics Act, as amended, the regulations and requirements adopted by the United States Food and Drug Administration (the "FDA") pursuant to such Act, the regulations and requirements adopted by the United States Department of Agriculture (the "USDA"), applicable state law and the requirements established by state and local authorities responsible for regulating food products and establishments, including, without limitation, the California Organic Foods Act of 1990 (collectively "state food authorities"), as well as with the terms and conditions imposed in any licenses granted to Spectrum by the FDA, USDA or state food authorities.

        (b) All Inventory Items sold pursuant hereto shall, when delivered, meet all standards for organic products as prescribed under the applicable laws, as amended from time to time, of the United States (including without limitation, the Act), the regulations and requirements adopted by the FDA pursuant to the Act, the regulations and requirements adopted by the USDA, and the respective states in which such Inventory Items are delivered hereunder, and the laws or ordinances of any state food authorities applicable to the Inventory Items, as well as comply with the terms and conditions imposed in any licenses granted to Spectrum by the FDA, the USDA or any state food authorities; and

        (c) All Inventory Items sold pursuant hereto shall, when delivered, meet or exceed the specifications, which are attached to each Purchase Order.

     6. Title; Risk of Loss. Spectrum represents to Buyer that, except as set forth in Schedule 2.16 of the Asset Purchase Agreement, Spectrum has good title to all of the Inventory Items, free and clear of all Liens. Spectrum represents to Buyer, and Buyer acknowledges, that, except as otherwise set forth herein, Spectrum shall maintain title to, and possession of, all of the Inventory Items. Spectrum warrants that all Inventory Items sold pursuant hereto shall be sold free and clear all Liens. Risk of loss for the Inventory Items shall be and remain with Spectrum until such Inventory Items are delivered in accordance with a Purchase Order therefor.

     7. Indemnification. Each party shall give notice to the other party after it has notice of any claim or proceeding as to which indemnity may be sought hereunder, so as to give the indemnifying party the opportunity to assume the defense of any such claim or proceeding. The other party shall not, in the defense of any such claim or proceeding, except with the consent of the other party (which consent shall not be unreasonably withheld) consent to the entry of any judgment or enter into any settlement.

        (a) Spectrum agrees to defend, indemnify and hold harmless Buyer, its subsidiaries and affiliates and its and their agents, officers, directors, employees, representatives, successors and permitted assigns from and against all obligations, liabilities, damages, penalties, fines, violations, claims, causes of action, suits, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) (together, "Losses") that Buyer may suffer, arising out of, resulting from or connected with (a) Spectrum's breach of the representations, warranties and agreements set forth in herein; (b) any action or inaction of Spectrum or its agents in connection with the manufacture, processing or delivery of Inventory Items, including, without limitation, any

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claims for bodily injury, illness or property damage relating to the condition of the Inventory Items prior to delivery to the purchaser; (c) any violation of any law, regulation or ordinance by Spectrum as described in Section 5 hereof; and (d) any recall of Inventory Items.

        (b) Buyer agrees to defend, indemnify and hold harmless Spectrum, its subsidiaries and affiliates and its and their agents, officers, directors, employees, representatives, successors and permitted assigns from and against all Losses that Spectrum may suffer, which Losses have been directly caused by Buyer's gross negligence, willful misconduct or bad faith.

        (c) The obligations of Buyer and Spectrum in this Section 7 shall survive the termination or cancellation of this Agreement for any reason whatsoever.

        (d) The foregoing shall be in addition to, and not in limitation of, any rights either party may have against the other party arising out of or in connection with this Agreement and the Asset Purchase Agreement.


     8. Mail. The parties acknowledge that it may occur that, after the Closing Date, each of Spectrum and Buyer may inadvertently receive mail, telegrams, packages or other communications properly belonging to the other. Accordingly, each of Spectrum and Buyer recognizes and agrees that after the Closing Date the other may receive and open all mail, telegrams, packages and other communications so received in order to determine the appropriate recipient, and may retain the same to the extent that they relate to the business of the receiving party and, to the extent that they do not relate to the business of the receiving party, shall promptly send the same to the other party by personal delivery, mail, facsimile or nationally recognized overnight courier service, as appropriate, or contact the other party by telephone for delivery instructions for such mail, telegrams, packages or other communications (or, in case the same relate to both businesses, shall promptly forward copies thereof to the other party in accordance with the other party's delivery instructions). The provisions of this Section 5 are not intended to and shall not be deemed to constitute an authorization by either party to permit the other to accept service of process on its behalf, and neither party is or shall be deemed the agent of the other for service of process or for any other purpose.

     9. Termination. The term of this Agreement shall commence on the date hereof and thereafter continue in full force and effect until the sale of all of Inventory Items set forth in Exhibit A, unless terminated sooner or extended by mutual agreement (such period from the date hereof until termination hereof referred to herein as the "Term"). Notwithstanding the foregoing, if any proceeds of the sale of Inventory Items are collected by Buyer after the termination of this Agreement, the obligation of Buyer to pay the Net Proceeds as provided in Section 4(b) hereof shall survive the termination of this Agreement.

     10. Relationship of Parties. For the purposes of this Agreement, Buyer is deemed to be an independent contractor and nothing contained herein or any document executed in connection herewith shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of employer and employee, partnership, or joint venture between the parties. All sums paid to Buyer are gross sums being paid to Buyer as an agent and not as an employee of Spectrum.

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     11. Notices. All notices, demands and other communications which may or are required to be given to or made by either party to the other in connection with this Agreement shall be in writing, and shall be deemed to have been duly given or made: (a) if sent by registered or certified mail, five days after the posting thereof with first class postage attached, and (b) if sent by hand or overnight delivery, upon the delivery thereof, in each case addressed to the respective parties as follows:

         If to Spectrum:

                           Spectrum Organic Products, Inc.
                           133 Copeland Street
                           Petaluma, CA  94952
                           Attn:  Robert Fowles
                           Fax:  (707) 765-8747

                  with a copy to:

                           Cooley Godward LLP
                           One Maritime Plaza, 20th Floor
                           San Francisco, CA 94111
                           Attn:  Susan Cooper Philpot
                           Fax:  (415) 951-3699

          If to the Buyer:

                           Organic Ingredients, Inc.
                           One Ramada Plaza, 7th floor
                           New Rochelle, NY 10801
                           Attn:  William F. Urich
                           Fax:  (914) 380-8080

                  with a copy to:

                           Arnold & Porter
                           555 Twelfth Street, N.W.
                           Washington, D.C.  20004
                           Attn:  Neil Goodman
                           Fax:  (202) 942-5999

or to such other address and to the attention of such other persons as either party hereto may specify from time to time by notice to the other party.

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     12. Entire Agreement. This Agreement and the Asset Purchase Agreement, and
the documents and certificates referred to therein embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

     13. Captions. The section headings of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement in construing or interpreting any provision hereof.

     14. Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent that a party hereto may have otherwise agreed in writing, no waiver by that party of any condition of this Agreement or breach by the other party of any of its obligations or representations hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation by the other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by the other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

     15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS RULES THEREOF TO THE EXTENT SUCH CONFLICTS RULES WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

     16. Forum Selection and Consent to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF NEW YORK, NEW YORK OR ANY UNITED STATES FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ANY OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS FROM ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY HAND DELIVERY OR BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY, AS THE CASE MAY BE, AT THE ADDRESSES DESCRIBED IN SECTION 8 OF THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE UPON HAND DELIVERY OR TEN (10) DAYS AFTER SUCH MAILING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION IT MAY HAVE TO VENUE AND THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTIONS OR PROCEEDINGS.

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     17. No Third Party Beneficiaries. Nothing herein, expressed or implied, is intended or shall be construed to confer upon or give to any Person including, without limitation, any employee of Spectrum, any legal or equitable right, remedy, claim or other benefit under or by reason of this Agreement.

     18. Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     19. Gender. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

     20. Severability. All provisions of this Agreement, and all portions of such provisions, are intended to be, and shall be, independent and severable, and in the event that any provision or portion thereof is determined to be unlawful, invalid or unenforceable, such determination shall not affect the validity or enforceability of any other provision, or portion thereof, of this Agreement, and all other provisions and portions thereof shall continue to be valid and enforceable.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


SPECTRUM ORGANIC PRODUCTS, INC.             ORGANIC INGREDIENTS, INC.


By:                                         By:
   --------------------------                  --------------------------


Name: Robert B. Fowles                      Name: William  F. Urich

Title: Chief Financial Officer              Title: Chief Financial Officer


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                                    EXHIBIT A
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